BILLS PAYABLE	12 Months Ended
Dec. 31, 2016
BILLS PAYABLE [Text Block]

14. BILLS PAYABLE

For bills payable, total available borrowing facilities with various banks for the Company were $-and $10.7 million of as of December 31, 2016 and 2015, respectively. The Company utilized $9.39 million of bills payable borrowing facilities at December 31, 2015.The funds borrowed under these facilities are generally repayable within 1 year. Bills payable are non-interest bearing.

All of the bank acceptance bills as of December 31, 2015 matured prior to May 3, 2016. Due to the short term to maturity, the Company believes the bank acceptance bills’ carrying amount approximates fair value.